SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 13, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-6686                13-1024020
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(State or Other Jurisdiction    (Commission File          (IRS Employer
      of Incorporation)              Number)           Identification No.)

1271 Avenue of the Americas, New York, New York               10020
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    (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

            The text of a press release dated November 13, 2002, issued by The Interpublic Group of Companies, Inc. (the "Company"), is attached as Exhibit
99.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

99.1    Press Release issued by the Company, dated November 13, 2002.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       The Interpublic Group of Companies, Inc.


Date: November 14, 2002                By: /s/ Nicholas J. Camera
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                                           Name:  Nicholas J. Camera
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary